INVESTOR PRESENTATION Q3 2020 NOVEMBER 2020 Update | NASDAQ: MYRG

MYR Group’s ability to execute its strategy of conservative, profitable, steady growth in a focused, scalable market -- electrical construction -- is a strength that differentiates us from the rest. 2

SAFE HARBOR STATEMENT Forward-Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward- looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. MYR GROUP CONTACT INVESTOR CONTACT Betty R. Johnson David Gutierrez Chief Financial Officer Dresner Corporate Services 847.290.1891 312.780.7204 investorinfo@myrgroup.com DGutierrez@dresnerco.com 3 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

TABLE OF CONTENTS Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix 4 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

For more than a century, MYR Group’s subsidiaries have served the electrical construction needs of clients. Our reputation for excellence in both our markets makes us a leader in the industry. 5 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

A MARKET LEADER NATIONWIDE EXPANDING HEALTHY ORGANIC & LEADER in T&D PRESENCE in C&I GROWING FOOTPRINT ACQUISITIVE GROWTH STRONG PRESENCE IN LONG STANDING KEY GROWTH MARKETS CLIENT RELATIONSHIPS GROWING REVENUES RECORD BACKLOG EXTENSIVE, STABLE NO EXTRAORDINARY SUPERIOR SAFETY CENTRALIZED FLEET BALANCE SHEET LOSSES OR GOODWILL PERFORMANCE IMPAIRMENT 6 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

STRATEGIC IMPERATIVES Deliver positive financial Sustain a culture that aids results on a consistent basis in attracting, retaining and while positioning the developing the best company for growth people in the industry FINANCIAL ORGANIZATIONAL STRENGTH EXCELLENCE CUSTOMER OPERATIONAL SATISFACTION EXCELLENCE Strive to always be the first Continue investments in people, choice for our clients and equipment, health, safety, the remain one of the most environment, technology, reliable and efficient, high- innovation, programs, process value providers improvement, and sustainability Ensures we are focused on the right work and programs 7 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

COVID-19 IMPACTS • Considered an essential business as a provider of critical infrastructure services. • Remain committed to serving our customers and are responding and adhering to any new or heightened job-site requirements and guidelines to protect our front- line field employees. • Enacted measures to maintain safe, efficient, and resilient business operations during the pandemic, adjusting operations as needed. • Project execution and bidding opportunities have remained active to date. • T&D work activity primarily consists of small to medium-sized projects, and we continue to execute routine maintenance work under long-term MSAs. Drivers for T&D spending remain intact thus far. • Most C&I projects remain operational, though social distancing and other project restrictions are limiting project workflows and extending project schedules. We believe the primary markets we serve may be somewhat less vulnerable to economic slowing, such as healthcare, transportation, data centers, warehousing, renewable energy and water projects. • Entered 2020 with record backlog and further increased backlog in the third quarter. • Stimulus packages and infrastructure bills could promote increased spending. • Strong balance sheet with $310.4M in availability under our credit facility, funded debt to LTM EBITDA leverage of 0.6x and management has continued to focus with heightened scrutiny on controlling costs and capital expenditures in these uncertain times 8 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

COVID-19 IMPACTS Since March of 2020, the COVID-19 pandemic has had a significant impact on the global economy, including the US and Canadian economies. As the situation continues to evolve, the Company is closely monitoring the impact of the COVID-19 pandemic on all aspects of our business, including how it impacts our customers, subcontractors, suppliers, vendors and employees. The COVID-19 pandemic caused a slowdown of certain projects due to specific state, local, municipal and customer mandated stay-at-home orders and new project requirements that were established to protect construction workers and the general public, most of which have impacted our C&I segment. Although the majority of stay-at-home orders have been phased-out, we are still experiencing impacts associated with the COVID-19 project- specific protocols. We expect the project-specific requirements to remain in place which will continue to impact project schedules and workflow going forward. 9 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

$2.21B 2020 Q3 LTM REVENUE GROWTH Revenue $2.07B 2019 $1.53B For more than a century, 2018 MYR Group’s subsidiaries have $1.40B served the electrical construction 2017 needs of clients. Our $1.14B reputation for excellence in 2016 both our markets makes us a $1.06B 2015 leader in the industry. $944M AMONG TOP 5 2014 ENR U.S. Specialty Electrical $903M Contractors for 24 years in a row 2013 $999M REPORTABLE SEGMENTS 2012 Commercial & Industrial (C&I) $780M Transmission & Distribution (T&D) 2011 RECORD REVENUES CAGR 12.6% Reached record revenues in 2019, an increase of 35.3% over 2018 10 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

COMPREHENSIVE SERVICE OFFERINGS TRANSMISSION & DISTRIBUTION (T&D) BUSINESS SEGMENT T&D Revenue  T&D Revenue 9.4% CAGR Transmission up to 765kV Substations $1,400 $1,200 $1,134 $1,147 $879 $893 $1,000 $819 $800 Millions $600 $400 $200 Overhead and Underground $0 Renewables 2016 2017 2018 2019 2020 Q3 LTM Distribution Segment Updates: ● 09/30/20 LTM T&D record revenue of $1,147 Million ● Recent years growth primarily due to an increase in revenue on small to medium-sized transmission and distribution projects ● ~ 50% of T&D business is Master Service Agreement work Foundations & Caissons Storm Restoration and Directional Boring 11 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

COMPREHENSIVE SERVICE OFFERINGS COMMERCIAL & INDUSTRIAL (C&I) BUSINESS SEGMENT C&I Revenue  C&I Revenue 37.3% CAGR Commercial Industrial $1,200 $1,064 $1,000 $937 $800 $638 Millions $600 $524 $324 $400 $200 $0 Telecommunications Renewables 2016 2017 2018 2019 2020 Q3 LTM Segment Updates: ● 09/30/20 LTM C&I record revenue of $1,064 Million ● Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI, and the Huen Companies in the second half of 2019 and 2018, respectively Transportation/ Traffic Signalization Voice, Data, Video Systems 12 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

STRONG COMPETITIVE ADVANTAGE Helping our people reach their WE ARE… fullest potential through investments in training and development Extending our geographical reach and expanding our Building a future driven mindset service offerings and deploying new systems and technologies Inspired to do the right thing and Maintaining long-standing client investing in the communities in which relationships and developing we live and work customized solutions to address their greatest needs. Expanding our depth and breadth of expertise while Supporting clean energy refining project delivery infrastructure and broadening capabilities our capabilities to meet the needs of our clients Executing with health and safety as our #1 priority to maintain our Focused on collaboration to industry-leading safety performance create truly integrated and cohesive teams

POSITIONED FOR GROWTH U.S./CANADA T&D C&I RENEWABLES Long-term growth Transmission market outlook Strength in C&I sector Clean energy initiatives both organically and strong next 5+ years (higher ratio (Airport, Healthcare, Data driving increased via acquisition of small-medium/large projects) Center, Hwy/Transp.) construction spend Success 14 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

VALUE CREATION OPPORTUNITIES ORGANIC GROWTH Expand in new and existing markets that align with core capabilities • Strategic expansion of geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long-term customer relationships OFFICE LOCATIONS IN U.S. AND WESTERN CANADA 62 STRATEGIC ACQUISITIONS PRUDENT CAPITAL RETURN Continue to evaluate targeted, strategic acquisitions to expand business and hone $50 Million Share Repurchase Program operating expertise On October 22, 2020, the Company’s Board of • Search for and evaluate strategic opportunities Directors approved a new $50.0 million share that achieve long-term growth objectives and repurchase program effective November 2, 2020. leverage our core capabilities The new share repurchase program will expire on • Focus on acquisitions that meet clear, long-term November 02, 2021 or when the authorized funds return thresholds and are compatible with MYR are exhausted, whichever is earlier. Group’s values and culture • Focus on integration of processes, people, technology and equipment Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

JULY 2019 ACQUISITION CSI ELECTRICAL CONTRACTORS, INC. Expands Geographic Reach Expands Service Offerings Increases Skilled Workforce & End Market Exposure • Expands our breadth of C&I service • Offers a wide range of commercial • High-quality workforce and offerings in California and and industrial electrical construction strong management team with strengthens our market position in services with significant experience decades of experience, who delivering cost-effective solutions to performing work in the solar, share our culture, values, and both new and existing customers aerospace, healthcare, government commitment to delivering • Expanded presence in California and biomedical markets superior service to our with established offices in: customers through operational • Significant self-perform capabilities experience • Santa Fe Springs in electrical system construction • San Marcos and retrofit projects, technology integration, and alternative energy • San Jose projects, preconstruction services, • Palmdale prefabrication, telecommunications, design-build/design-assist and • Santa Clarita integrated project delivery 16 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.methodologies

FAVORABLE T&D MARKET CONDITIONS U.S. and Canadian Electric Distribution Actual and Forecasted There may be delays on some spending  Capital Expenditures by Ownership Type due to COVID‐19 which could impact  previously reported projections,  however market drivers remain  favorable for the long‐term. Drivers of T&D Spend System Reliability Aging Electric Grid “Capital expenditures came in at $40.4 billion in Connecting Renewables 2018, a 9.3% increase from 2017. U.S. investor- Plant Retirements owned utilities project planned spend from 2019 Storm Hardening through at least 2023 is robust.” Housing Starts Source: The C Three Group, North American Electric Distribution Market Forecast, September 2019 17 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

MARKET OPPORTUNITIES The generation mix across the U.S. is changing as traditional baseload generation resources retire and renewable generation provides an increasingly large percentage of demand. UTILITY SOLAR In Q2, the U.S. solar market installed 3.5GW of PV, 70% of which comprised of utility-scale installations, the largest Q2 for utility PV in history with 2.5GW installed. Forecasts have increased considerably since Q1 as impacts from COVID-19 have been minimal. More than 100 GW of total PV capacity additions are now expected from 2021-2025. SOURCE: Solar Energy Industries Association (SEIA), September 2020 OFFSHORE WIND 30 MW of offshore wind are operational today and in the next four to six years, U.S. developers expect to manufacture, construct, and install more than 9 GW of offshore wind. SOURCE: The Business Network for Offshore Wind (BNOW), March 2020 Provides ample engineer, procurement, and construction (EPC) opportunities for the generation site and transmission interconnect. 18 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

ACTIVE C&I MARKET C&I’s strong $973.0M backlog as of 09/30/2020 is driven by: Hospitals Data Centers Airport Projects Transportation Work Aerospace Water / Wastewater Upgrades • Most of our primary markets are deemed critical and  essential and may be less vulnerable to economic  slowdown • The primary markets we serve may be somewhat less  vulnerable to economic slowing, such as healthcare,  transportation, data centers, warehousing, renewable  energy and water projects • Government stimulus packages and infrastructure  investment programs could accelerate project activity 19 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

DELIVERING STRONG RETURNS Dividend Adjusted Stock Return (01/04/2016 ‐ 10/30/2020) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return 350.0% Dividend Adjusted Stock Return 300.0% Stock Price as of: MYRG EME PWR MTZ DY 1/4/2016 $    20.36 $    45.14 $    20.12 $    17.57 $    68.58 10/30/2020 $    42.75 $    68.19 $    62.43 $    49.64 $    64.94 250.0% Div. Adj. Stock Return 110.0% 51.0% 210.3% 182.5% ‐5.3% PWR ‐ CAGR 26.46% 200.0% MTZ ‐ CAGR 24.02% 150.0% MYRG ‐ CAGR 16.62% 100.0% EME ‐ CAGR 8.92% 50.0% DY ‐ CAGR (1.12%) 0.0% ‐50.0% ‐100.0% 20 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH CAPEX Investment Little off‐balance‐sheet leverage CAPEX Spend CAPEX % of Rev $80 10.0% Limited goodwill $57.8  8.0% Modest debt leverage Millions $60 $50.7  $45.9  6.0% Strong liquidity position – Renewed credit facility in Q3 2019,  $40 increasing the revolver to $375 million $25.4  $30.8  4.0% Substantial bonding capacity $20 2.0% Investment in specialty equipment contributed to top‐line  $0 0.0% 2016 2017 2018 2019 2020 Q3 LTM organic growth and supports future organic growth 3‐Year Average ROIC Liquidity 16.0% 14.7% 14.6% Credit Facility Cash LOC Bank Debt Total Liquidity 14.0%  $450 12.0% 10.5%  $400 10.0%  $350 8.1% Millions  $300 8.0% 6.7%  $250  $200 6.0%  $150 4.0%  $100  $50 2.0%  $‐  $(50) 0.0%  $(100) MTZ EME MYRG PWR DY  $(150) Source: S&P Capital IQ  $(200) 3-year period is September 2018 – September 2020  $(250) 21 DY period is July 2018 – July 2020 2016 2017 2018 2019 09/30/20 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

STRONG LONG-TERM FINANCIAL PERFORMANCE Revenue by Work Type Backlog  Backlog > 12 Mo  12 Mo. Backlog 31.4% CAGR Trans. Dist. C&I 19.2% CAGR $2.00 $1.80 $1.72   $2,500 $1.54 $1.55  $2,210  $1.60 $1.50  $2,071  Billions $1.37   $2,000 $1.40 $1.16  $1,531  $1.10 $1.15$1.14    $1,403  $1.20 Millions $0.96 $1.01   $1,500 $1.00 $1,142  $0.66  $0.70 $0.68  $0.80 $0.63   $1,000 $0.60 $0.40  $500 $0.20 $0.00  $‐ 123412341234123 2016 2017 2018 2019 2020 Q3 LTM 2017 2018 2019 2020 EBITDA * Diluted EPS ‐ Attributable to MYR Group Inc. EBITDA 13.5% CAGR  $140 Diluted EPS 28.7% CAGR $126.6   $120 $101.2   $3.50 $3.17 Millions $86.6   $100  $3.00 $78.8  $2.26  $80  $2.50 $65.8  $1.87  $60  $2.00 $1.28  $40  $1.50 $1.23  $20  $1.00  $‐  $0.50 2016 2017 2018 2019 2020 Q3 LTM  $‐ 2016 2017 2018 2019 2020 Q3 LTM * For reconciliation of EBITDA to net income, see page 21 22 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

INVESTMENT OUTLOOK Proven Strategy Execution Experienced Solid execution of corporate Management strategy has solidified MYR Group’s Executive Management position as a market leader in large average 31+ years of industry transmission line construction experience Positive Industry Outlook Favorable Growth Regulatory environment supports Prospects growth and market analysts expect Opportunities for organic, vertical, escalated spending through year horizontal and geographic growth 2020 Strong Financial Position Centralized Fleet & Strong equity base provides Corporate Operations capacity to add leverage for Centralization allows for greater additional potential acquisitions, efficiency and leverage of organic growth and share company resources repurchases Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

CORPORATE GOVERNANCE OVERVIEW DIVERSE AND EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT • 7 of 9 directors are independent • 3 of 7 independent directors are diverse • 5 of 9 directors have significant energy / utility experience • Independent Chairman of the Board • Audit, Compensation and Nominating / Governance committees comprised solely of independent directors • Annual Board evaluations STRONG CORPORATE GOVERNANCE PRACTICES • Majority voting standard for directors in uncontested elections • No “Poison Pill” in place • Effective executive compensation best practices • Majority of CEO compensation is performance based ACCOUNTABILITY & RESPONSIVENESS • Board adopted majority voting for uncontested elections in December of 2015 based on input from shareholders • Proactive investor relations outreach to ensure active, ongoing engagement 24 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

EXPERIENCED MANAGEMENT TEAM Rick Swartz Betty Johnson Tod Cooper Chief Executive Officer Chief Financial Officer Chief Operating Officer – 38 years with MYRG 20 years with MYRG Transmission & Distribution 38 years in industry 31 years in industry 29 years with MYRG 31 years in industry EXPERIENCED MANAGEMENT TEAM AVERAGES 23 YEARS Jeff Waneka William Fry WITH MYR GROUP Chief Operating Officer – Chief Legal Officer 31+ YEARS Commercial & Industrial 1 year with MYRG IN OUR INDUSTRY 29 years with MYRG 22 years in industry 36 years in industry 25 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

APPENDIX 26

MYR GROUP CUSTOMER SAMPLE 27 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

EBITDA RECONCILIATION ($ In Millions, Except Per Share Amounts)* LTM 2016 2017 2018 2019 9/30/2020 Net Income$         21.4 $        21.2 $        31.3 $        36.2 $          53.4 Interest Expense, net             1.3             2.6             3.6             6.2 $            5.7 Income Tax Expense           16.9             3.5           11.8           14.2 $          21.0 Depreciation and Amortization          39.2            38.6           39.9           44.5 $         46.5  EBITDA$        78.8  $        65.8 $        86.6 $     101.2 $       126.6  Diluted Weighted Average Shares Outstanding           17.5           16.5           16.6           16.7             16.8 EBITDA per Diluted Share$         4.51 $        3.99 $        5.22 $        6.06 $          7.54 Revenue$   1,142.5 $  1,403.3 $  1,531.2 $  2,071.2 $     2,210.5 EBITDA is a non‐GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. 28 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.

FINANCIAL RATIO S&P Capital IQ Disclaimer of Liability Notice DEFINITIONS This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content Net Income (LTM) [A] +[Net Interest Expense * (1‐Effective Tax Rate)] providers do not guarantee the accuracy, completeness, ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning of LTM     timeliness or availability of any information, including ratings, = Return on Invested Capital and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) obtained from the use of such content.. ÷ Revenue                                                                                                                               = EBITDA Margin THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED [A] Net Income excludes noncontrolling interest and discontinued operations TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS [B] Total Stockholders' Equity excludes minority interests and discontinued operations FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY Three year averages are derived from calculating the return metric for each twelve month DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, period and then averaging the three period metrics COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. 29 Investor Presentation │ NOVEMBER │ ©2020 MYR GROUP INC.